                                                                      EXHIBIT 21
                            PARENTS AND SUBSIDIARIES

         The following is a list of all subsidiaries of First Tennessee National Corporation at December 31, 1993. Each subsidiary is 100% owned by its immediate parent, and all are included in the Consolidated Financial
Statements:

                                                                    Type of Ownership         Jurisdiction of
         Subsidiary                                                 By the Corporation        Incorporation
         ----------                                                 ------------------        ---------------
Crown Finance Corporation*                                                   Direct           Missouri
  Corona National Life Insurance Company*                                    Indirect         Arizona
  Crown Agency Corporation                                                   Indirect         Missouri
  Crown Lending Corporation*                                                 Indirect         Missouri

First Tennessee Advisory Corporation*                                        Direct           Tennessee

First Tennessee Bank National Association                                    Direct           United States
  Check Consultants, Incorporated                                            Indirect         Tennessee
         Check Consultants Company of Tennessee, Inc.                        Indirect         Tennessee
  Countrywood Development Corporation*                                       Indirect         Tennessee
  East Tennessee Service Corporation                                         Indirect         Tennessee
         Tri-City Title Company*                                             Indirect         Tennessee
         Upper East Tennessee Insurance Agency                               Indirect         Tennessee
  First Funds, Inc.*                                                         Indirect         Tennessee
  First Tennessee Capital Assets Corporation                                 Indirect         Tennessee
  First Tennessee Data Services Corporation*                                 Indirect         Tennessee
  First Tennessee Brokerage, Inc.                                            Indirect         Tennessee
  First Tennessee Equipment Finance Corporation                              Indirect         Tennessee
  Hickory Venture Capital Corporation                                        Indirect         Alabama
  JPO, Inc.                                                                  Indirect         Tennessee
  Maryland National Mortgage Corporation                                     Indirect         Maryland
         Atlantic Coast Mortgage Company                                     Indirect         Virginia
  Norlen, Inc.*                                                              Indirect         Tennessee
  Northeast Arkansas Computer Service Center, Inc.*                          Indirect         Arkansas
  Northeast Mississippi Computer Service Center, Inc.*                       Indirect         Mississippi
  Southeast Missouri Computer Service Center, Inc.*                          Indirect         Missouri
  West Tennessee Computer Service Center, Inc.*                              Indirect         Tennessee
  TSMM Corporation                                                           Indirect         Tennessee

First Tennessee Bank National Association Mississippi                        Direct           United States

First Tennessee Investment Management, Inc.                                  Direct           Tennessee

FTB Futures Corporation*                                                     Direct           Tennessee

Hickory Capital Corporation                                                  Direct           Tennessee

Mountain Financial Company*                                                  Direct           Tennessee

Norlen Life Insurance Company .                                              Direct           Arizona

Pence Mortgage Company*                                                      Direct           Kentucky

Peoples and Union Bank                                                       Direct           Tennessee

  *Inactive.



CONSOLIDATED AVERAGE
BALANCE SHEET AND                                                                                       First Tennessee
RELATED YIELDS AND RATES (Unaudited)                                                                    National
                                                                                                        Corporation







                                                                                 1993                        1992
                                                                       ------------------------   ---------------------------
                                                                               Interest  Average            Interest  Average
(Fully taxable equivalent)                                             Average  Income/  Yields/   Average   Income/  Yields/
(Dollars in millions)                                                  Balance  Expense   Rates    Balance   Expense   Rates
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Earning assets:
Loans net of unearned income:
  Commercial:
    Taxable                                                             $2,175.2  $157.7   7.25 % $2,044.6  $156.3   7.64 %
    Tax-exempt                                                              87.2     7.3   8.33      122.1    12.2   9.99
- ------------------------------------------------------------------------------------------------------------------------------
      Total commercial loans                                             2,262.4   165.0   7.29    2,166.7   168.5   7.78
  Consumer                                                               1,441.3   120.3   8.35    1,151.3   106.4   9.24
  Credit card receivables                                                  396.5    51.1  12.90      388.1    53.2  13.72
  Real estate construction                                                  82.0     7.3   8.92       58.9     6.0  10.21
  Permanent mortgage                                                       509.1    44.1   8.65      624.2    57.1   9.15
  Mortgage warehouse loans held for sale                                   229.6    15.7   6.85       86.4     7.2   8.28
  Nonaccrual loans                                                          27.2     1.6   5.79       38.6     1.3   3.37
- ------------------------------------------------------------------------------------------------------------------------------
      Total loans (net of unearned income)                               4,948.1   405.1   8.19    4,514.2   399.7   8.85
- ------------------------------------------------------------------------------------------------------------------------------
Investment and held for sale securities:
  U.S. Treasury and other U.S. government agencies                       2,535.3   151.1   5.96    2,093.1   145.0   6.93
  States and municipalities                                                 76.2     7.9  10.34      101.7    10.5  10.39
  Other                                                                    214.8    14.3   6.67      444.8    32.2   7.24
- ------------------------------------------------------------------------------------------------------------------------------
      Total investment and held for sale securities                      2,826.3   173.3   6.13    2,639.6   187.7   7.11
- ------------------------------------------------------------------------------------------------------------------------------
Other earning assets:
  Investment in bank time deposits                                           4.0     0.2   3.55       40.6     2.5   6.01
  Federal funds sold and securities purchased
    under agreements to resell                                             136.5     3.6   2.62      212.6     6.4   3.02
  Trading account securities                                               180.4     9.6   5.34      158.4    10.6   6.70
- ------------------------------------------------------------------------------------------------------------------------------
      Total other earning assets                                           320.9    13.4   4.16      411.6    19.5   4.73
- ------------------------------------------------------------------------------------------------------------------------------
      Total earning assets                                               8,095.3   591.8   7.31    7,565.4   606.9   8.02
Allowance for loan losses                                                 (102.9)                    (96.3)
Cash and due from banks                                                    534.6                     458.4
Premises and equipment, net                                                112.1                     106.3
Bond division receivables and other assets                                 329.0                     264.0
- ------------------------------------------------------------------------------------------------------------------------------
      Total assets / Interest income                                    $8,968.1  $591.8          $8,297.8  $606.9



                                                                                 1991                      1990
                                                                       ------------------------   ---------------------------
                                                                               Interest  Average            Interest  Average
(Fully taxable equivalent)                                             Average  Income/  Yields/   Average   Income/  Yields/
(Dollars in millions)                                                  Balance  Expense   Rates    Balance   Expense   Rates
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Earning assets:
Loans net of unearned income:
  Commercial:
    Taxable                                                              $1,940.4  $182.5   9.41 % $1,830.4  $193.3  10.60 %
    Tax-exempt                                                              146.8    16.7  11.38      184.2    22.7  12.34
- ------------------------------------------------------------------------------------------------------------------------------
      Total commercial loans                                              2,087.2   199.2   9.55    2,014.6   216.0  10.72
  Consumer                                                                1,016.0   107.6  10.59      982.1   111.3  11.34
  Credit card receivables                                                   370.4    53.0  14.31      313.7    46.2  14.73
  Real estate construction                                                  123.8    13.1  10.59      224.6    25.7  11.42
  Permanent mortgage                                                        613.9    61.9  10.09      568.8    58.0  10.20
  Mortgage warehouse loans held for sale                                     58.6     5.5   9.34       33.8     3.3   9.71
  Nonaccrual loans                                                           60.6     2.1   3.39       56.8     4.2   7.44
- ------------------------------------------------------------------------------------------------------------------------------
      Total loans (net of unearned income)                                4,330.5   442.4  10.22    4,194.4   464.7  11.08
- ------------------------------------------------------------------------------------------------------------------------------
Investment and held for sale securities:
  U.S. Treasury and other U.S. government agencies                        1,343.7   113.8   8.47    1,147.2   104.4   9.09
  States and municipalities                                                 133.0    13.9  10.48      171.1    18.0  10.53
  Other                                                                     365.6    27.7   7.57      229.8    18.6   8.10
- ------------------------------------------------------------------------------------------------------------------------------
      Total investment and held for sale securities                       1,842.3   155.4   8.44    1,548.1   141.0   9.11
- ------------------------------------------------------------------------------------------------------------------------------
Other earning assets:
  Investment in bank time deposits                                          330.6    23.2   7.02      357.0    30.3   8.49
  Federal funds sold and securities purchased
    under agreements to resell                                              352.8    19.5   5.53      308.8    24.3   7.87
  Trading account securities                                                124.8     9.9   7.94      135.4    12.3   9.07
- ------------------------------------------------------------------------------------------------------------------------------
      Total other earning assets                                            808.2    52.6   6.51      801.2    66.9   8.35
- ------------------------------------------------------------------------------------------------------------------------------
      Total earning assets                                                6,981.0   650.4   9.32    6,543.7   672.6  10.28
Allowance for loan losses                                                   (92.9)                    (80.0)
Cash and due from banks                                                     422.3                     432.0
Premises and equipment, net                                                  96.7                      87.0
Bond division receivables and other assets                                  243.8                     219.1
- ------------------------------------------------------------------------------------------------------------------------------
      Total assets / Interest income                                     $7,650.9  $650.4          $7,201.8  $672.6

                                                                                 1989                       1988
                                                                       ------------------------   ---------------------------

                                                                               Interest  Average            Interest  Average
(Fully taxable equivalent)                                             Average  Income/  Yields/   Average   Income/  Yields/
(Dollars in millions)                                                  Balance  Expense   Rates    Balance   Expense   Rates
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Earning assets:
Loans net of unearned income:
  Commercial:
    Taxable                                                            $1,823.8  $206.0  11.29 % $1,794.8  $181.0  10.08 %
    Tax-exempt                                                            224.9    28.8  12.82      276.7    32.4  11.70
- ------------------------------------------------------------------------------------------------------------------------------
      Total commercial loans                                            2,048.7   234.8  11.46    2,071.5   213.4  10.30
  Consumer                                                                916.7   107.0  11.67      819.6    90.7  11.07
  Credit card receivables                                                 264.1    38.4  14.56      226.3    32.0  14.12
  Real estate construction                                                263.4    32.4  12.30      316.9    35.6  11.25
  Permanent mortgage                                                      564.9    56.5  10.00      530.8    53.3  10.04
  Mortgage warehouse loans held for sale                                   27.5     2.7   9.83       23.2     2.4  10.40
  Nonaccrual loans                                                         57.2     2.7   4.63       41.2     2.0   4.82
- ------------------------------------------------------------------------------------------------------------------------------
      Total loans (net of unearned income)                              4,142.5   474.5  11.46    4,029.5   429.4  10.66
- ------------------------------------------------------------------------------------------------------------------------------
Investment and held for sale securities:
  U.S. Treasury and other U.S. government agencies                        938.8    83.4   8.88      780.6    67.2   8.62
  States and municipalities                                               223.3    23.9  10.70      274.3    28.7  10.46
  Other                                                                   186.4    15.5   8.34      189.9    14.5   7.61
- ------------------------------------------------------------------------------------------------------------------------------
      Total investment and held for sale securities                     1,348.5   122.8   9.11    1,244.8   110.4   8.87
- ------------------------------------------------------------------------------------------------------------------------------
Other earning assets:
  Investment in bank time deposits                                        309.6    29.7   9.60      215.8    16.8   7.77
  Federal funds sold and securities purchased
    under agreements to resell                                            245.8    22.1   8.98      141.9    10.7   7.56
  Trading account securities                                               83.4     7.9   9.48       34.1     3.2   9.44
- ------------------------------------------------------------------------------------------------------------------------------
      Total other earning assets                                          638.8    59.7   9.34      391.8    30.7   7.84
- ------------------------------------------------------------------------------------------------------------------------------
      Total earning assets                                              6,129.8   657.0  10.72    5,666.1   570.5  10.07
Allowance for loan losses                                                 (66.4)                    (61.9)
Cash and due from banks                                                   511.3                     616.8
Premises and equipment, net                                                85.1                      78.2
Bond division receivables and other assets                                213.8                     185.9
- ------------------------------------------------------------------------------------------------------------------------------
      Total assets / Interest income                                   $6,873.6  $657.0          $6,485.1  $570.5

                                                                         Average     Balance
(Fully taxable equivalent)                                               Growth     Rates (S)
(Dollars in millions)                                                    93/92        93/88
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Earning assets:
Loans net of unearned income:
  Commercial:
    Taxable                                                                 6.4 +         3.9 +
    Tax-exempt                                                             28.6 -        20.6 -
- ------------------------------------------------------------------------------------------------------------------------------
      Total commercial loans                                                4.4 +         1.8 +
  Consumer                                                                 25.2 +        12.0 +
  Credit card receivables                                                   2.2 +        11.9 +
  Real estate construction                                                 39.2 +        23.7 -
  Permanent mortgage                                                       18.4 -          .8 -
  Mortgage warehouse loans held for sale                                  165.7 +        58.2 +
  Nonaccrual loans                                                         29.5 -         8.0 -
- ------------------------------------------------------------------------------------------------------------------------------
      Total loans (net of unearned income)                                  9.6 +         4.2 +
- ------------------------------------------------------------------------------------------------------------------------------
Investment and held for sale securities:
  U.S. Treasury and other U.S. government agencies                         21.1 +        26.6 +
  States and municipalities                                                25.1 -        22.6 -
  Other                                                                    51.7 -         2.5 +
- ------------------------------------------------------------------------------------------------------------------------------
      Total investment and held for sale securities                         7.1 +        17.8 +
- ------------------------------------------------------------------------------------------------------------------------------
Other earning assets:
  Investment in bank time deposits                                         90.1 -        55.0 -
  Federal funds sold and securities purchased
    under agreements to resell                                             35.8 -          .8 -
  Trading account securities                                               13.9 +        39.5 +
- ------------------------------------------------------------------------------------------------------------------------------
      Total other earning assets                                           22.0 -         3.9 -
- ------------------------------------------------------------------------------------------------------------------------------
      Total earning assets                                                  7.0 +         7.4 +
Allowance for loan losses                                                   6.9 +        10.7 +
Cash and due from banks                                                    16.6 +         2.8 -
Premises and equipment, net                                                 5.5 +         7.5 +
Bond division receivables and other assets                                 24.6 +        12.1 +
- ------------------------------------------------------------------------------------------------------------------------------
      Total assets / Interest income                                        8.1 +         6.7 +



CONSOLIDATED AVERAGE
BALANCE SHEET AND                                                                                       First Tennessee
RELATED YIELDS AND RATES (Unadited)                                                                     National
(continued)                                                                                             Corporation


                                                                                     1993                       1992
                                                                      -----------------------------  ---------------------------
                                                                                  Interest  Average           Interest Average
(Fully taxable equivalent)                                              Average   Income/   Yields/  Average  Income/  Yields/
(Dollars in millions)                                                   Balance   Expense   Rates    Balance  Expense  Rates
- -------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing deposits:
  Checking/Interest                                                     $  492.0  $  9.6   1.96 % $  444.4  $ 11.6   2.61 %
  Savings                                                                  508.3    13.6   2.67      482.4    16.3   3.39
  Money market account                                                   1,592.9    41.3   2.59    1,513.5    49.8   3.29
  Certificates of deposit under $100,000 and other time                  2,296.4   111.3   4.85    2,459.7   139.1   5.65
  Certificates of deposit $100,000 and more                                370.3    14.2   3.83      426.0    17.9   4.20
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                                    5,259.9   190.0   3.61    5,326.0   234.7   4.41
Federal funds purchased and securities sold
  under agreements to repurchase                                         1,020.7    29.0   2.84      690.3    22.5   3.25
Commercial paper and other short-term borrowings                           278.0    11.7   4.19      136.7     8.3   6.10
Long-term debt                                                              95.3     9.2   9.70      127.7    10.8   8.44
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                                 6,653.9   239.9   3.61    6,280.7   276.3   4.40
Demand deposits                                                          1,476.5                   1,266.2
Bond division payables and other liabilities                               202.4                     173.5
Shareholders' equity                                                       635.3                     577.4
- -------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity / Interest expense     $8,968.1  $239.9          $8,297.8  $276.3
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income-tax equivalent basis / Yield                                  $351.9   4.35 %           $330.6   4.37 %
Fully taxable equivalent adjustment                                                 (5.3)                     (7.6)
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                               $346.6                    $323.0
- -------------------------------------------------------------------------------------------------------------------------------
Net interest spread                                                                        3.70 %                    3.62 %
Effect of interest-free sources used to fund earning assets                                 .65                       .75
- -------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                                                        4.35 %                    4.37 %
- -------------------------------------------------------------------------------------------------------------------------------

                                                                                     1991                       1990
                                                                      -----------------------------  ---------------------------
                                                                                  Interest  Average           Interest Average
(Fully taxable equivalent)                                              Average   Income/   Yields/  Average  Income/  Yields/
(Dollars in millions)                                                   Balance   Expense   Rates    Balance  Expense  Rates
- -------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing deposits:
  Checking/Interest                                                     $  375.6  $ 14.3   3.82 % $  357.1  $ 14.9   4.17 %
  Savings                                                                  397.9    19.4   4.86      380.8    19.8   5.19
  Money market account                                                   1,307.0    68.3   5.22    1,115.4    72.3   6.48
  Certificates of deposit under $100,000 and other time                  2,530.3   178.9   7.07    2,388.9   194.3   8.13
  Certificates of deposit $100,000 and more                                460.4    29.4   6.39      462.4    36.5   7.89
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                                    5,071.2   310.3   6.12    4,704.6   337.8   7.18
Federal funds purchased and securities sold
  under agreements to repurchase                                           597.8    31.6   5.28      631.0    47.2   7.47
Commercial paper and other short-term borrowings                           100.8     8.3   8.26       91.1     8.7   9.60
Long-term debt                                                             127.8    11.6   9.10      128.3    12.2   9.55
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                                 5,897.6   361.8   6.13    5,555.0   405.9   7.31
Demand deposits                                                          1,072.1                   1,008.4
Bond division payables and other liabilities                               164.8                     151.8
Shareholders' equity                                                       516.4                     486.6
- -------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity / Interest expense     $7,650.9  $361.8          $7,201.8  $405.9
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income-tax equivalent basis / Yield                                  $288.6   4.13 %           $266.7   4.07 %
Fully taxable equivalent adjustment                                                 (9.8)                    (13.3)
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                               $278.8                    $253.4
- -------------------------------------------------------------------------------------------------------------------------------
Net interest spread                                                                        3.19 %                    2.97 %
Effect of interest-free sources used to fund earning assets                                 .94                      1.10
- -------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                                                        4.13 %                    4.07 %
- -------------------------------------------------------------------------------------------------------------------------------

                                                                                    1989                       1988
                                                                      -----------------------------  ---------------------------
                                                                                  Interest  Average           Interest Average
(Fully taxable equivalent)                                              Average   Income/   Yields/  Average  Income/  Yields/
(Dollars in millions)                                                   Balance   Expense   Rates    Balance  Expense  Rates
- -------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Interest-bearing liabilities:
Interest-bearing deposits:
  Checking/Interest                                                     $  420.0  $ 22.9   5.44 % $  510.2  $ 23.0   4.51 %
  Savings                                                                  416.3    21.7   5.20      492.6    25.6   5.19
  Money market account                                                     803.1    49.3   6.14      571.3    31.1   5.45
  Certificates of deposit under $100,000 and other time                  2,207.7   191.8   8.69    1,794.3   142.5   7.94
  Certificates of deposit $100,000 and more                                547.1    46.4   8.49      536.6    38.9   7.25
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                                    4,394.2   332.1   7.56    3,905.0   261.1   6.69
Federal funds purchased and securities sold
  under agreements to repurchase                                           601.2    51.6   8.58      603.4    43.3   7.18
Commercial paper and other short-term borrowings                            70.5     9.3  13.14       95.5    10.3  10.75
Long-term debt                                                             129.8    12.6   9.76      132.7    12.3   9.30
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                                 5,195.7   405.6   7.81    4,736.6   327.0   6.90
Demand deposits                                                          1,053.1                   1,171.0
Bond division payables and other liabilities                               155.2                     135.4
Shareholders' equity                                                       469.6                     442.1
- -------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity / Interest expense     $6,873.6  $405.6          $6,485.1  $327.0
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income-tax equivalent basis / Yield                                  $251.4   4.10 %           $243.5   4.30 %
Fully taxable equivalent adjustment                                                (17.4)                    (20.0)
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                               $234.0                    $223.5
- -------------------------------------------------------------------------------------------------------------------------------
Net interest spread                                                                        2.91 %                    3.17 %
Effect of interest-free sources used to fund earning assets                                1.19                      1.13
- -------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                                                        4.10 %                    4.30 %
- -------------------------------------------------------------------------------------------------------------------------------

                                                                        Average Balance
(Fully taxable equivalent)                                              Growth Rates (%)
(Dollars in millions)                                                    93/92   93/88
- -------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing deposits:
  Checking/Interest                                                      10.7 +   0.7 -
  Savings                                                                 5.4 +   0.6 +
  Money market account                                                    5.2 +  22.8 +
  Certificates of deposit under $100,000 and other time                   6.6 -   5.1 +
  Certificates of deposit $100,000 and more                              13.1 -   7.2 -
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                                     1.2 -   6.1 +
Federal funds purchased and securities sold
  under agreements to repurchase                                         47.9 +  11.1 +
Commercial paper and other short-term borrowings                        103.4 +  23.8 +
Long-term debt                                                           25.4 -   6.4 -
- -------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                                  5.9 +   7.0 +
Demand deposits                                                          16.6 +   4.7 +
Bond division payables and other liabilities                             16.7 +   8.4 +
Shareholders' equity                                                     10.0 +   7.5 +
- -------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity / Interest expense       8.1 +   6.7 +
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income-tax equivalent basis / Yield
Fully taxable equivalent adjustment
- -------------------------------------------------------------------------------------------------------------------------------
Net interest income
- -------------------------------------------------------------------------------------------------------------------------------
Net interest spread
Effect of interest-free sources used to fund earning assets
- -------------------------------------------------------------------------------------------------------------------------------
Net interest margin
- -------------------------------------------------------------------------------------------------------------------------------

Certain previously reported amounts have been reclassified to agree with current presentation. Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income. Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.